Exhibit 99.1

NAPSTER, INC.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made as of the 20th day of January, 2005, by and between Napster, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), with its principal offices at 9044 Melrose Avenue, Los Angeles, California 90069, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

RECITALS

A.    The Company desires to issue and sell shares of the Company’s Common Stock (as defined in Section 1) in a private placement (the “Offering”).

B.    In furtherance of the Offering, the Company has prepared and delivered to the Purchaser a confidential private placement memorandum dated as of January 18, 2005 (such confidential private placement memorandum, as amended or supplemented, including all documents incorporated by reference therein, including any SEC Filings (as defined in Section 4.15) and any other documents incorporated by reference pursuant to Section 4.15 herein (collectively, the “Private Placement Memorandum”).

C.    The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase shares of the Company’s Common Stock in the Offering.

D.    The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities regulation afforded by Section 4(2) of the Securities Act (as defined in Section 3.2) and Rule 506 under Regulation D.

IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

SECTION 1.  Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 7,100,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company at a purchase price of $7.35 per Share. The Company reserves the right to increase or decrease the aggregate number of Shares of Common Stock sold in this private placement prior to the Closing Date (as defined in Section 3.1).

SECTION 2.  Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto. The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” Notwithstanding any contrary provisions of the Agreements, the obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The term “Placement Agents” shall mean Lehman Brothers Inc. and UBS Securities LLC.

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SECTION 3.  Delivery of the Shares at the Closing.

3.1   Location of the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of O’Melveny & Myers LLP, 2765 Sand Hill Road, Menlo Park, California 94025 as soon as practicable and as agreed by the parties hereto within one (1) business day following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”). The Closing shall occur at a time to be agreed upon by the Company and the Placement Agents and of which the Purchasers will be notified by facsimile transmission or otherwise.

3.2   Actions to be Taken Prior to, and at, the Closing. Upon execution of this Agreement, the Company shall authorize its transfer agent (the “Transfer Agent”) to arrange delivery to the Purchaser of one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth on the signature page hereto and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder. At the Closing, the Transfer Agent shall deliver to the Placement Agents a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agents, certifying that it is duly authorized to issue the Shares. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I (the “Questionnaire”).

3.3   Conditions Precedent to Closing. (a) The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company: (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (ii) completion of the purchases and sales under the Agreements with Purchasers of Shares having an aggregate purchase price of at least $20,000,000; (iii) the accuracy of the representations and warranties (as if such representations and warranties were made on the Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the Closing; (iv) the Purchaser shall have executed and delivered to the Company the Questionnaire and the Registration Statement Questionnaire attached hereto as part of Appendix I (the “Registration Statement Questionnaire”), pursuant to which the Purchaser shall provide information necessary to confirm such Purchaser’s status as an “accredited investor” as defined in Rule 501 promulgated under the Securities Act; (v) no proceeding challenging this Agreement or any agreement with any Other Purchaser or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; and (vi) the sale of Shares shall not be prohibited by any law or governmental order or regulation.

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(b)   The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the conditions: (i) that the representations and warranties made by the Company herein are accurate as of the Closing Date; (ii) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Closing; (iii) that the Common Stock shall be quoted on the Nasdaq National Market System (“Nasdaq”); (iv) the absence of any Material Adverse Change (as defined in Section 4.22 below) affecting the Company since September 30, 2004; (v) no proceeding challenging this Agreement or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; (vi) the sale of Shares shall not be prohibited by any law or governmental order or regulation; and (vii) the purchase of Shares having an aggregate purchase price among all Purchasers of at least $20,000,000.

SECTION 4.  Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1   Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined in Section 4.22). Set forth on Schedule 4.1 is a complete and correct list of all entities at least 50% of the outstanding equity of which is owned, directly or indirectly, by the Company (or which are otherwise directly or indirectly controlled by the Company) (each, a “Subsidiary” and collectively, the “Subsidiaries”) of the Company. Each Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect, either individually or in the aggregate.

4.2   Authorized Capital Stock. As of January 10, 2005, (i) the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which 35,509,267 shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) there were outstanding options granted pursuant to the Company’s stock option plans to purchase a total of 6,453,071 shares of Common Stock; (iii) there were available for issuance under the Company’s stock option and purchase plans a total of 3,251,801 shares of Common Stock and (iv) there were up to 3,925,374 shares of common stock issuable to Best Buy Enterprise Services, Inc. pursuant to a common stock purchase agreement, dated June 17, 2004. The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Private Placement Memorandum or except as otherwise disclosed in or contemplated by the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Private Placement Memorandum accurately and fairly presents in all material respects all information pertaining to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of the Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations. Except as disclosed on Schedule 4.1, the Company owns 100% of the outstanding equity of each Subsidiary.

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4.3   Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as set forth in the Private Placement Memorandum or in any document incorporated by reference therein, no stockholder of the Company has any right (which has not been waived or expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement . No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.4   Due Execution, Delivery and Performance of this Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or of any of its Subsidiaries pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected or, to the Company’s knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is reasonably likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon the execution and delivery of this Agreement by the Company, and assuming the valid execution hereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

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4.5   Accountants. The firm of Pricewaterhouse Coopers, LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company’s 2004 10-K (as defined below, portions of which are incorporated by reference in the Private Placement Memorandum), has represented that it is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.6   Contracts. The contracts that are material to the Company are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

4.7   No Actions. Except as disclosed in the Private Placement Memorandum, (1) there are no legal or governmental actions, suits, proceedings, pending and (2) to the Company’s knowledge, there are no legal or governmental actions, suits, or proceedings threatened, to which the Company or any of its Subsidiaries is or may be a party or subject or of which property of the Company or any of its Subsidiaries is or may be the subject, or related to applicable environmental or discrimination matters, or instituted by the Securities and Exchange Commission (the “Commission”), the National Association of Securities Dealers, Inc., any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and, to the Company’s actual knowledge, no labor disturbance by the employees of the Company or of any of its Subsidiaries exists, or is imminent which is reasonably expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

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4.8   Properties. Each of the Company and its Subsidiaries has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements incorporated by reference in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially adversely affect the use made of such property by the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, subject to such exceptions as are not materially significant in relation to its business. Neither the Company nor any of its Subsidiaries has entered into any covenant not to compete or contract limiting such entity’s ability to exploit fully any of such entity’s material Proprietary Assets or to transact business in any material market or geographical area or with any Person.

4.9   No Material Change. Since September 30, 2004 and except for the sale of the Company’s consumer software division to Sonic Solutions or as described in or specifically contemplated by the Private Placement Memorandum: (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or damage to its physical properties or assets from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock, and neither the Company nor any of its Subsidiaries has defaulted in the payment of principal or interest on any outstanding debt obligations; and (iv) there has not been any change in the capital stock of the Company or of any of its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or any increase in indebtedness material to the Company or any of its Subsidiaries.

4.10   Intellectual Property. Except as disclosed in the Private Placement Memorandum or to the Purchasers: (i) the Company owns or has obtained valid and enforceable licenses the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company’s business (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude or otherwise materially adversely prevent the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) to the Company’s actual knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s actual knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than any such actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the Company’s actual knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

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4.11   Compliance. Neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

4.12   Taxes. Except as set forth in the Private Placement Memorandum, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has actual knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

4.13   Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.14   Offering Materials. Except for the SEC Filings, the Company has not distributed and will not distribute prior to the Closing Date to the Purchaser any offering material or material non-public information in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares contemplated by this Agreement to the registration requirements of Section 5 of the Securities Act.

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4.15   Additional Information. (a) To the extent incorporated by reference in the Private Placement Memorandum, the information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “SEC Filings”):

1.      The Company’s Annual Report on Form 10-K for the year ended March 31, 2004, as amended by our Amendment No. 1 on Form 10-K/A, filed with the Commission on July 29, 2004, and as amended and restated in Amendment No. 2 on Form 10-K/A, filed with the Commission on November 15, 2004 (excluding Part I and Part III thereof) (the “2004 10-K”);

2.      The Company’s Quarterly Reports on Form 10-Q for the quarters ended (i) June 30, 2004 (excluding “Risk Factors” set forth therein) filed with the Commission on August 9, 2004 and (ii) September 30, 2004 (excluding “Risk Factors” set forth therein) filed with the Commission on November 9, 2004;

3.      The Company’s Current Reports on Form 8-K, filed with the Commission on May 19, 2003 (as amended by Form 8-K/A on July 14, 2003), June 25, 2004, August 10, 2004, September 3, 2004 (as amended by Form 8-K/A on November 15, 2004), October 21, 2004, November 4, 2004, November 8, 2004 and December 23, 2004;

4.      The Company’s Definitive Proxy Statement on Schedule 14A for the 2004 Annual Meeting of Stockholders filed with the Commission on January 13, 2005 (the “Proxy Statement”); and

5.      Any future filings the Company makes with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Closing.

In addition, as of the date of this Agreement, the Private Placement Memorandum, which, to the Company’s knowledge, the Placement Agents have furnished to the Purchaser, when read together with the information, qualifications and exceptions contained in this Agreement, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)    In furtherance and not in limitation of the provisions of Section 4.15(a), the consolidated financial statements of the Company and the related notes contained in or incorporated by reference into the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles. Such consolidated financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

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(c)   The unaudited Pro Forma Condensed Consolidated Financial Statements (including the related notes) filed with the Commission on Form 8-K/A on November 15, 2004 (the “Pro Forma Financial Statements”) present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, after giving effect to the pro forma adjustments described in the notes thereto. Such Pro Forma Financial Statements have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject to the pro forma adjustments described in the notes thereto, and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles, and the information contained in the Pro Forma Financial Statements accurately sets forth in all material respects the effect of the transactions for which adjustments have been made. The Pro Forma Financial Statements were accurately prepared in all material respects in accordance with the rules and regulations upon which pro forma financial statements reflecting such transactions are required to be filed with the Commission. There has been no Material Adverse Change affecting the Company since September 30, 2004, other than as set forth in the Pro Forma Financial Statements.

4.16   Form D. No later than fifteen (15) days after the Closing, the Company shall file a Form D with respect to the Shares as required under Regulation D and shall provide a copy thereof to the Purchaser promptly after filing.

4.17   Legal Opinion. Prior to the Closing, O’Melveny & Myers LLP, counsel to the Company, will deliver its legal opinion to the Placement Agents substantially in the form attached as Exhibit A to this Agreement. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

4.18   Certificate. At the Closing, the Company will deliver to the Purchaser a certificate executed by the chief executive officer, or the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

4.19   Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby since September 30, 2004. The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares for resale by the Purchaser under the Securities Act. To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of the registration statement on Form S-3 for the resale of the Shares by the Purchaser contemplated by Section 7 of this Agreement.

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4.20   Quotation on Nasdaq. Except as set forth in the SEC Filings, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from Nasdaq, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is in compliance with all such listing and maintenance requirements. The Company shall use its commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on Nasdaq or on another national securities exchange for a minimum of two (2) years following the Closing Date. The Company believes that the shares can be listed on Nasdaq or on another securities exchange.

4.21   Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.22   Material Adverse Effect; Material Adverse Change. As used in this Section 4, the term “Material Adverse Effect” means a material adverse effect upon the business, financial condition, results of operation, properties or operations of the Company and its Subsidiaries taken as a whole, and “Material Adverse Change” shall mean a material adverse change in the business, financial condition, results of operation, properties or operations of the Company and its Subsidiaries taken as a whole.

4.23   No Defaults. Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws (or equivalent documents under relevant jurisdictions of organization), or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound and where such breach or default is reasonably likely to result in a Material Adverse Effect.

4.24   Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

4.25   Use of Proceeds. The Company will use the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

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4.26   Price of Common Stock. The Company has not taken any action intended to stabilize or manipulate the price of the Company’s shares of the Common Stock to facilitate the sale or resale of the Shares. The Company has not repurchased any of its shares of Common Stock since September 30, 2004.

4.27   Disclosure. Except as included in the Private Placement Memorandum, neither the Company nor, to the Company’s knowledge, any Person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information. On or before 9:00 a.m., New York City Time, on the first business day after the date hereof, the Company shall (i) issue a press release in form reasonably acceptable to counsel for the Placement Agents describing the transactions contemplated by this Agreement and (ii) file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement, and disclosing such portions of the Private Placement Memorandum as contain material nonpublic information with respect to the Company that has not previously been publicly disclosed by the Company, and attaching as an exhibit to such Form 8-K a form of this Agreement (including such exhibit, the “8-K Filing”). Except for information that may be provided to the Purchaser pursuant to Section 5(h) of this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of such Purchaser. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this Section 4.27 in effecting transactions in securities of the Company.

4.28   Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

SECTION 5.  Representations, Warranties and Covenants of the Purchaser.

(a)   The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares, including the Private Placement Memorandum; (ii) the Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention or view toward the public sale or distribution thereof, and no arrangement or understanding exists with any other persons regarding the public sale or distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell such Shares pursuant to the Registration Statement or in compliance with an exemption from registration under the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, except (as to each of (A), (B) and (C) of this clause) in compliance with and only to the extent required to comply with the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be reasonably determined to be applicable after due inquiry, (A) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, (B) engage in any short sale which results in a disposition of any of the Shares by Purchaser, or (C) hedge the economic risk of the Purchaser’s investment in the Shares; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire, for use in the preparation of the Registration Statement and for ascertaining whether Purchaser is an accredited investor, and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the effective date of the Registration Statement, and the Purchaser will notify the Company as promptly as possible of any material change in any such information provided in the Registration Statement Questionnaire; (v) the Purchaser has completed or caused to be completed the Questionnaire and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing, and the Purchaser will notify the Company as promptly as possible of any material change in any such information provided in the Questionnaire prior to effectiveness of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (viii) the Purchaser agrees to notify the Company as promptly as possible of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

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(b)   The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(c)   The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents except to its advisors and representatives for the purpose of evaluating such investment. The Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

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(d)   The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares. The Purchaser has been afforded the opportunity to ask questions of the Company regarding such matters and acknowledges that neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives modifies, amends or affects the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 4 above.

(e)   The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f)   The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”

(g)   The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h)   The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a sale of Shares under a Registration Statement unless the certificate submitted to the Transfer Agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus (without providing any other material information other than at the written request of the Purchaser) and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, unless, in the good faith judgment of the Company’s Board of Directors following the written advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act; provided that the Company shall remain liable for liquidated damages pursuant to Section 7.7 hereof with respect to any Suspensions exceeding the aforementioned two permitted 30-day Suspensions in any 12-month period.

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(i)   The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable; (iii) the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (A) conflict with or result in a violation of any provision of the Purchaser’s certificate of incorporation or other organizational documents, or (B) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or other instrument to which the Purchaser is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser, except in each case for any such violation that would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by the Agreement; (iv) the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations that have already been obtained; (v) the Purchaser has no present intent to consummate a “change of control” of the Company, as such term is understood in Rule 13d of the Exchange Act; (vi) the Purchaser is not a party to any litigation against the Company; and (vii) the Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted its own legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with the purchase of the Shares.

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SECTION 6.  Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor for a period of two (2) years from the Closing Date.

SECTION 7.  Registration of the Shares; Compliance with the Securities Act.

7.1   Registration Procedures and Expenses. The Company shall:

(a)   Subject to receipt of necessary information in writing from the Purchasers, as soon as reasonably practicable, but in no event later than fifteen (15) business days following the Closing Date (the “Filing Date”), prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions (the “Registration Statement”) and will use its best efforts to list such Shares on Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded. If Form S-3 is not available at that time, the Company will file a registration statement on such form as is then available to effect a registration of the Shares, subject to the consent of a majority of the Purchasers, which consent shall not be unreasonably withheld;

(b)   use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within sixty (60) calendar days after the Closing Date (the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the Closing Date. The Company’s commercially reasonable efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission. If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under this Agreement, use its commercially reasonable efforts to cause the Registration Statement to become effective within two (2) business days after such Commission notification;

(c)   use its commercially reasonable efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the Closing Date, (ii) the date on which the Purchasers may sell all of the Shares then held by the Purchasers, without registration, pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by all Purchasers in the Offering have been sold pursuant to a Registration Statement or Rule 144 of the Securities Act. Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement;

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(d)   use commercially reasonably efforts to furnish (i) to the Purchaser with respect to the Shares registered under the Registration Statement by fax or email (in each case with answerback confirmed) or other prompt means one copy of the prospectus promptly after effectiveness of the Registration Statement and in any case before the next opening of the principal market for the Shares and (ii) to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request within a reasonable time, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(e)   file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser and reasonably acceptable to the Company; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.1; (ii) file a general consent to service of process in any such jurisdiction; (iii) subject itself to taxation in any such jurisdiction; (iv) provide any undertakings that cause material expense or burden to the Company; or (v) make any change to its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(f)   bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any; and

(g)   promptly notify the Purchaser of the effectiveness of a Registration Statement, and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to a Registration Statement and the lifting of any such order.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (f) of this Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Shares to be sold by the Purchaser, and the intended method of disposition of such Shares as shall be required to effect the registration of the Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

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The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the Commission that the Purchaser is deemed an underwriter, then the period in which the Company is obligated to submit an acceleration request to the Commission shall be extended to the earlier of (i) the sixtieth (60th) day after such Commission notification, or (ii) ninety (90) days after the initial filing of the Registration Statement with the Commission. Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Shares pursuant to the Registration Statement.

7.2   Transfer of Shares After Registration. While the Registration Statement is effective and available for resale, the Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 hereof in the section titled “Plan of Distribution” or pursuant to an applicable exemption from registration, the availability of which is confirmed in writing by counsel to the Purchaser (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3   Indemnification.

(i)   For purpose of this Agreement, the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser (as defined in Rule 405 under the Securities Act) and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)        For purpose of this Section 7.3, the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

(a)   The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material breach of the representations and warranties of the Company contained in this Agreement (except that where representations and warranties are qualified by materiality, any breach), or any material breach by the Company of its obligations hereunder, and will reimburse the Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 5(h) or Section 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

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(b)   The Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(h) or 7.2 hereof respecting the sale of the Shares or (ii) any material breach of any representation made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the obligations of the Purchaser under this Section 7.3 shall not exceed the net proceeds to such Purchaser from the sale of Shares pursuant to such Registration Statement.

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(c)   Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action). Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party’s counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action (including indemnified parties under Agreements with Other Purchasers, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

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(d)   If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.

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(e)   The Purchaser hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and is fully informed regarding said provisions. Each of the Company and the Purchaser is advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and each of the Company and the Purchaser hereby expressly waives and relinquishes any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agrees not to attempt to assert any such defense.

7.4   Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the earliest to occur of (i) the sale of the Shares pursuant to the Registration Statement, (ii) the sale of the Shares pursuant to Rule 144 under the Securities Act or (iii) the passage of two (2) years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5   Information Available. As long as any Purchaser owns the Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser upon such Purchaser’s request:

(a)   as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a nationally recognized firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

(b)   all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

(c)   upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements.

7.6   Assignment of Registration Rights. The rights of the Purchaser hereunder, including the right to have the Company register the Shares pursuant to this Agreement, will be automatically assigned by the Purchaser to transferees or assignees of the Shares, but only if (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D, and (f) the transfer of Shares is made in accordance with the provisions of Section 5 and Section 7.2 hereof.

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7.7   Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if a prospectus included in the Registration Statement which has been declared effective by the Commission, is not delivered to the Purchasers (as set forth in Section 7.1(d)) by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling Shares under the Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.7, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement. Any payments made pursuant to this Section 7.7 shall not constitute the Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Shares for the same period of time. The liquidated damage payments imposed hereunder shall be made to the Purchaser in cash.

SECTION 8.  Broker’s Fees. The Purchaser acknowledges that the Company intends to pay fees to the Placement Agents in respect of the sale of the Shares to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fees. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given (i) when so faxed or (ii) the day after so mailed by such overnight express courier (except that notices of Suspensions or stop orders must be made both by facsimile and by overnight express courier) as follows:

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(a)   if to the Company, to:

Napster, Inc.
9044 Melrose Avenue
Los Angeles, California 90069
Attention: General Counsel
Facsimile: (408) 572-4427

with a copy to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
Attention: Karen Dreyfus, Esq.
Facsimile: (650) 473-2601

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)   if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10.  Waiver or Amendment. No provision of this Agreement may be waived, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

SECTION 11.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12.  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America or the state courts of New York State located in New York, New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

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SECTION 14.  Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 15.  Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

SECTION 16.  Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION 17.  Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company may assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Purchaser, and the Purchaser may not assign this Agreement or any rights or obligations hereunder except as provided in Section 7.6 hereof. Notwithstanding the foregoing, at any time prior to the effectiveness of the Registration Statement, the Purchaser may assign its rights and obligations under Section 7 hereunder to any of its Purchaser/Affiliates without the consent of the Company so long as (i) such Purchaser/Affiliate is an “accredited investor” (within the meaning of Regulation D under the Securities Act), (ii) such Purchaser/Affiliate agrees in writing to be bound by this Agreement, (iii) such Purchaser/Affiliate completes and delivers to the Company the Questionnaire attached as Appendix I prior to the effectiveness of the Registration Statement, and (iv) any transfer of Shares to such Purchaser/Affiliate complies with Section 5 and Section 7.2 hereof; provided, however, that if such assignment is made to 10 or more separate persons or entities, then the Purchaser originally party to this Agreement, and not any subsequent assignee, shall have the right to enforce the terms of, and receive notices under, Section 7.3 hereof.

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SECTION 18.  Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 19.  No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

SECTION 20.  Publicity. The Company shall have the right to approve before issuance any press release or any other public statements with respect to the transactions contemplated by this Agreement.

[Remainder of page intentionally blank]

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Napster, Inc. Purchase Agreement, dated January __, 2005

Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

NAPSTER, INC.

By:	/s/
Name:
Title:

Number of Shares to be purchased by
Purchaser:____________________________

Price Per Share: $7.35
Aggregate Purchase price for Shares to be
purchased by Purchaser:$____________

Print or Type:
Name of Purchaser:
_____________________________
Name of Individual representing Purchaser: ________________________

Name of Individual representing Purchaser: ________________________
Signature by:
Signature of Individual representing Purchaser (if an Institution):
______________________________
Address: _______________________

Telephone:______________________

Fax: ___________________________

Email:__________________________

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SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement that follows)

A.	Complete the following items on the Purchase Agreement:

1.	Signature page:

(i)	Name of Purchaser

(ii)	Name of Individual representing Purchaser

(iii)	Title of Individual representing Purchaser

(iv)	Signature of Individual representing Purchaser

(v)	Number of Shares purchased and aggregate purchase price

2.	Appendix I - the Stock Certificate Questionnaire and Registration Statement Questionnaire:

Provide the information requested by such Questionnaires.

3.	Return the properly completed and signed Purchase Agreement including the properly completed Appendix I to (initially by facsimile with hard copy by overnight delivery):

Lehman Brothers Inc.
745 Seventh Avenue
5th Floor
New York, NY 10019
Attention: Grant Miller
Facsimile: 646-758-3885

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agents at a later date.

C.	Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)	must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)	must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

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APPENDIX I

NAPSTER, INC.
STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3.2 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
______________________________
2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
______________________________
3.	The mailing address of the Registered Holder listed in response to item 1 above:
______________________________
______________________________ ______________________________
4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	______________________________

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NAPSTER, INC.
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, Napster, Inc., a Delaware corporation (the “Company”), will use the responses to this questionnaire to qualify prospective Purchaser for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited purchaser under federal and state securities laws.

Please complete, sign, date and return one copy of this Questionnaire in accordance with the instructions on the Summary Instruction Sheet for the Purchaser on the page immediately preceding this Appendix I.

All investors (including partnerships, trusts, corporations, etc.) must complete Parts I, II and III of this Questionnaire.

If the answer to any question below is “none” or “not applicable”, please so indicate.

Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

1

PART I - GENERAL

1.    Please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.    Please provide the number of shares that you or your organization will beneficially own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3.    Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes            ☐  No

If yes, please indicate the nature of any such relationships below:

4.    Are you (i) an NASD Member (see definition on next page), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

      ☐ Yes            ☐  No

      If “yes,” please describe below

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

2

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

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PART II

1.    Identification

Name: (exact name as it will appear on stock certificate):___________________________________________

_____________________________________________________________________________________

Address of principal place of business:_______________________________________________________

_____________________________________________________________________________________

State (or Country) of formation or incorporation:_________________________________________________

Contact Person: Telephone Number: Facsimile Number:___________________________________________

Type of Entity (corporation, partnership, trust, etc.):______________________________________________

Name(s) of individual(s) to have voting and investment Control over the Shares to be acquired:______________________________________________________________________________

Taxpayer or Employer Identification Number:_____________________________________________

Was the entity formed for the purpose of this investment?

☐ Yes            ☐ No

If the answer is yes, all shareholders, partners or other equity owners must complete an Individual Questionnaire. Please contact Napster, Inc. as soon as possible to obtain such questionnaire. If the above answer is no, please continue completing this form.

2.    Proposed Investment

Please indicate the amount of your proposed investment: $__________.

3.    Description of Investor

Please check the appropriate box to indicate which of the following accurately describe the nature of the business conducted by the investing entity:

☐	A corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

4

☐
A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

☐	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐
A bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

☐	An insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceeding $5,000,000, or (iii), if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐
A charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this Investment, with total assets in excess of $5,000,000;

☐
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this Questionnaire;

☐	An entity not located in the U.S., none of whose equity owners are U.S. citizens or U.S. residents;

☐	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

☐	A plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or

☐	Other (Describe:)

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4.    Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

PART III - SIGNATURE

The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at _________________________, on January___, 2005.

                                        (Signature)

_____________________________
(Title if for Entity)

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APPENDIX II

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by] [fill in official name of individual or institution] hereby certifies that [ he/she, said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold [fill in number of shares] of such shares on [date] in accordance with and in the manner described in Registration Statement number [fill in the number of the Registration Statement or otherwise identify Registration Statement]; applicable federal securities laws and the requirement of delivering a current prospectus by the Company have been complied with in connection with such sale.

Print or Type:

Name of Purchaser
  (Individual or
  Institution):         ___________________
Name of Individual
  representing
  Purchaser (if an
  Institution)         ___________________
Title of Individual
  representing
  Purchaser (if an
  Institution):         ___________________

Signature by:

Individual Purchaser
  or Individual repre-
  senting Purchaser:     ___________________

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Schedule 4.1

Schedule of Wholly-Owned Subsidiaries

The following are all the direct or indirect Subsidiaries, and all are wholly-owned:

Wildfile, Inc.
MGI Holding Co., Inc.
Napster, LLC (99.6% owned by the Company)
Napster UK, Ltd.
Roxio ApS
Roxio International BV,
CeQuadrat, CG1
Roxio GmbH & Co. KG.

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Exhibit A

Form of Legal Opinion

The opinion will be subject to standard qualifications and exceptions, the standard form of O’Melveny & Myers LLP and review and approval by the firm’s opinions committee.

1.
The Company is a corporation duly incorporated under the laws of the state of Delaware, with corporate power to enter into the Purchase Agreement and to perform its obligations under the Purchase Agreement.

2.	The authorized capital stock of the Company consists of one hundred million (100,000,000) shares of Common Stock and ten million (10,000,000) shares of Preferred Stock.

3.
The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Purchase Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company’s Common Stock, the Shares will be validly issued, fully paid and non-assessable.

4.
The execution, delivery and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

5.
The Company’s execution and delivery of, and its performance of its obligations as of the date hereof under, the Purchase Agreement do not violate (i) the current Delaware General Corporation Law or any current New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or the transactions contemplated by the Purchase Agreement, except that we express no opinion (other than the opinion in Paragraph 8 below) regarding any federal securities laws or Blue Sky or state laws, or the indemnification section of the Purchase Agreement, or (ii) any provision of the Company’s Certificate of Incorporation, as amended and restated, or Bylaws.

6.
No order, consent, permit or approval of any New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Purchase Agreement, is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Purchase Agreement, except that we express no opinion (other than the opinion in Paragraph 8 below) regarding any federal securities laws or Blue Sky or state securities laws or the indemnification section of the Purchase Agreement.

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7.	The Company is not an investment company required to register under the Investment Company Act of 1940, as amended.

8.
Assuming the accuracy of the representations and warranties of the Purchasers in Section 5 of the Purchase Agreement, it is not necessary in connection with the sale of the Shares under the circumstances contemplated by the Purchase Agreement, to register the Shares under the Securities Act of 1933, as amended. We express no opinion as to the securities laws of any other jurisdiction or to the effect of subsequent issuances of securities of the Company or transfers of the Shares to the extent that such issuances or transfers may be integrated with the issuance of the Shares under Section 4(2) of, or Rule 502 or Regulation D promulgated under, the Securities Act of 1933, as amended.

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